FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2003

Commission file number 1-12579

OGE ENERGY CORP.
(Exact name of registrant as specified in its charter)

Oklahoma (State or other jurisdiction of incorporation or organization)	73-1481638 (I.R.S. Employer Identification No.)

321 North Harvey
P.O. Box 321
Oklahoma City, Oklahoma 73101-0321
(Address of principal executive offices)
(Zip Code)

405-553-3000
(Registrant’s telephone number, including area code)

Item 5. Other Events

        On August 21, 2003, OGE Energy Corp., an Oklahoma corporation (the “Company”) entered into a Purchase Agreement relating to 4,650,000 shares of the Company’s Common Stock, par value $0.01 per share, plus an option to purchase an additional 674,074 shares. The offering of these shares was registered under the Securities Act of 1933, as amended, pursuant to the Company’s shelf registration on Form S-3 (File No. 333-104552).

        Attached as Exhibit 1.01 is the Purchase Agreement dated August 21, 2003 between the Company and Lehman Brothers Inc., on behalf of itself and the other underwriters named therein relating to the sale of such shares.

Item 7. (c) Exhibits

Exhibit Number	Description
1.01	Purchase Agreement, dated August 21, 2003 between OGE Energy Corp. and Lehman Brothers Inc., on behalf of itself and the other underwriters named therein relating to 4,650,000 shares of OGE Energy Corp.'s Common Stock.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OGE ENERGY CORP. (Registrant)
By	/s/ Donald R. Rowlett
Donald R. Rowlett Vice President and Controller (On behalf of the registrant and in his capacity as Chief Accounting Officer)

August 25, 2003

Execution Copy

Exhibit 1.01

OGE ENERGY CORP.

(an Oklahoma corporation)

        4,650,000 Shares of Common Stock, par value $0.01 per share*

PURCHASE AGREEMENT
(Common Stock)

Dated: August 21, 2003

_____________________
        * Plus an option to acquire up to 674,074 additional shares of Common Stock.

SECTION 3.	COVENANTS OF THE COMPANY	10
(a)	Compliance with Securities Regulations and Commission Requests	10
(b)	Filing of Amendments	10
(c)	Delivery of Registration Statements	10
(d)	Delivery of Prospectuses	10
(e)	Continued Compliance with Securities Laws	11
(f)	Rule 158	11
(g)	Use of Proceeds	11
(h)	Restriction on Sale of Securities	11
(i)	Listing of Shares	12
(j)	Blue Sky Qualification	12
SECTION 4.	PAYMENT OF EXPENSES	12
(a)	Expenses	12
(b)	Termination of Agreement	12
SECTION 5.	CONDITIONS OF UNDERWRITERS' OBLIGATIONS	13
(a)	Effectiveness of Registration Statement; Filing of Prospectus	13
(b)	Opinions of Counsel for Company	13
	(i) Opinion of Oklahoma Counsel	13
	(ii) Opinion of Jones Day	15
(c)	Opinion of Counsel for Underwriters	16
(d)	Officers' Certificate	16
(e)	Accountants' Comfort Letter	16
(f)	Bring-down Comfort Letter	16
(g)	Maintenance of Rating	17
(h)	Listing of Shares	17
(i)	Material Adverse Change	17
(j)	Additional Documents	18
(k)	Termination of Agreement	18
SECTION 6.	CONDITIONS OF COMPANY'S OBLIGATIONS	18
SECTION 7.	INDEMNIFICATION	18
SECTION 8.	CONTRIBUTION	20

OGE ENERGY CORP.

(an Oklahoma corporation)

4,650,000 Shares of Common Stock, par value $0.01 per share

PURCHASE AGREEMENT

Lehman Brothers Inc.
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
A.G. Edwards & Sons, Inc.
Stephens Inc.
c/o Lehman Brothers Inc.
745 Seventh Avenue
NewYork, New York 10019

Ladies and Gentlemen:

        OGE Energy Corp., an Oklahoma corporation (the “Company”), confirms its agreement with Lehman Brothers Inc. (the “Representative”), Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, A.G. Edwards & Sons, Inc. and Stephens Inc. (collectively, with the Representative, the “Underwriters,” which term includes any underwriter substituted as hereinafter provided in Section 11 hereof), with respect to the issue and sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of an aggregate of 4,650,000 shares (the “Firm Shares”) and at the election of the Underwriters an aggregate of up to 674,074 additional shares (the “Option Shares”) of common stock, par value $0.01 per share, of the Company, in each case, including the associated preferred stock purchase rights (the “Common Stock”). The Firm Shares and the Option Shares that the Underwriters elect to purchase pursuant to Section 2 are hereinafter collectively called the “Shares.”

        The Company understands that the Underwriters propose to make a public offering of the Shares as soon as they deem advisable after this Agreement has been executed and delivered.

        The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (No. 333-104552) covering the registration of the Shares under the Securities Act of 1933, as amended (the “1933 Act”), including the related preliminary prospectus or prospectuses. Promptly after execution and delivery of this Agreement, the Company will either (i) prepare and file a prospectus in accordance with paragraph (b) of Rule 424 (“Rule 424(b)”) of the rules and regulations of the Commission under the 1933 Act (the “1933 Act Regulations”) or (ii) if the Company elects to rely upon Rule 434 (“Rule 434”) of the 1933 Act Regulations, prepare and file a term sheet (a “Term Sheet”) in accordance with the provisions of Rule 434 and Rule 424(b). The information included in such prospectus or in such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective is referred to as the “Offering Terms.” Each prospectus used before such registration statement became effective, and any prospectus that omitted the Offering Terms, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a “preliminary prospectus.” Such registration statement, including the exhibits thereto, schedules thereto, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time it became effective and including the Offering Terms, is herein called the “Registration Statement.” Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the “Rule 462(b) Registration Statement,” and after such filing the term “Registration Statement” shall include the Rule 462(b) Registration Statement. The final prospectus, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, in the form first furnished to the Underwriters for use in connection with the offering of the Shares is herein called the “Prospectus.” If Rule 434 is relied on, the term “Prospectus” shall refer to the preliminary prospectus dated August 19, 2003, together with the Term Sheet, and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

        All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the “1934 Act”) which is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

        SECTION 1. Representations and Warranties

        (a)        Representations and Warranties by the Company. The Company represents and warrants to each Underwriter as of the date hereof and as of the Closing Time (as defined in Section 2(b) hereof), and agrees with each Underwriter, as follows:

    (i)        Compliance with Registration Requirements. The Company meets the requirements for use of Form S-3 under the 1933 Act. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective (and, if later, at the time of filing of the Company’s annual report on Form 10-K) and at the Closing

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Time, the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations, and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434. The representations and warranties in this subsection shall not apply to (A) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of 1939, (B) information contained in the Registration Statement or the Prospectus relating to The Depository Trust Company and its book-entry system, or (C) statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with the information furnished to the Company in writing by any Underwriter through the Representative expressly for use in the Registration Statement or Prospectus, which information is set forth on Schedule B hereto.

Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 of the 1933 Act Regulations (“Rule 424”), complied when so filed in all material respects with the 1933 Act Regulations, and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

    (ii)        Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations or the 1934 Act and the rules and regulations of the Commission thereunder (the “1934 Act Regulations”), as applicable, and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective (and, if later, at the time of filing of the Company’s annual report on Form 10-K), at the time the Prospectus was issued and at the Closing Time, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

    (iii)        Independent Accountants. Ernst & Young LLP, the accountants who examined the financial statements and supporting schedules included in the Registration Statement, are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

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    (iv)        Financial Statements. The financial statements included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the results of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved, except as otherwise stated in the notes thereto. The supporting schedules, if any, included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The summary or selected financial information included in the Prospectus presents fairly the information shown therein and has been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. The Company has no material contingent obligation which is not disclosed in the Prospectus.

    (v)        No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, results of operations, properties, business affairs or business prospects of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by the Company, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries taken as a whole, and (C) except for regular quarterly dividends on the Common Stock in amounts consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

    (vi)        Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Oklahoma and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

    (vii)        Good Standing of the Company’s Subsidiaries. Each subsidiary of the Company named in Exhibit 21.01 to the Company’s most recent Annual Report on Form 10-K (“Significant Subsidiary”) has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases substantial properties or in which the conduct of its business requires such qualification, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect. The capital stock of each subsidiary owned by the Company, directly or through subsidiaries, has been duly and validly authorized and issued and is fully paid and non-assessable and is owned free and clear of any pledge, lien, encumbrance or claim, except as disclosed in the Registration Statement.

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    (viii)        Capitalization. The authorized, issued and outstanding capital stock of the Company is as stated in the Prospectus. The shares of issued and outstanding capital stock of the Company have been duly and validly issued and are fully paid and non-assessable.

(ix) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

    (x)        Authorization of Shares. The Shares have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered and paid for as provided herein, will be duly authorized, validly issued and fully paid and nonassessable and will conform to the description of the Common Stock in the Registration Statement and Prospectus. Shareholders of the Company will have no preemptive rights with respect to the issuance of the Shares.

    (xi)        Absence of Defaults and Conflicts. Neither the Company nor any Significant Subsidiary is in violation of its Restated Certificate of Incorporation or By-Laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which it is a party or by which it may be bound, or to which any of its property or assets is subject (collectively, “Agreements and Instruments”) or, except as disclosed in the Registration Statement, in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject except for such defaults or violations (other than with respect to its Restated Certificate of Incorporation or By-laws) that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the issuance and delivery of the Shares, and the consummation of the transactions contemplated herein and in the Registration Statement (including the issuance and sale of the Shares and the use of the proceeds from the sale of the Shares as described in the Prospectus under the caption “Use of Proceeds”) and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Significant Subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or liens, charges or encumbrances that would not result in a duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases substantial properties or in which the conduct of its business requires such qualification, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect. The capital stock of each subsidiary owned by the Company, directly or through subsidiaries, has been duly and validly authorized and issued and is fully paid and non-assessable and is owned free and clear of any pledge, lien, encumbrance or claim, except as disclosed in the Registration Statement.Material Adverse Effect), nor will such action result in any violation of the provisions of the Restated Certificate of Incorporation or By-Laws of the Company or any Significant Subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Significant Subsidiary or any of their assets, properties or operations. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any Significant Subsidiary.

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    (xii)        Absence of Proceedings. Other than as disclosed in the Registration Statement, there is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, which is required to be disclosed in the Registration Statement or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder. The aggregate of all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of its property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

    (xiii)        Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described or filed as required.

    (xiv)        Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Shares hereunder or the consummation of the transactions contemplated by this Agreement and the Registration Statement, except such as have been already obtained.

    (xv)        Possession of Licenses and Permits. The Company and its subsidiaries possess such permits, licenses, approvals, consents, franchises and other authorizations issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct in all material respects the business now operated by them and as described in the Registration Statement and Prospectus, except where the failure so to possess such permit, license, approval, consent or authorization would not, singly or in the aggregate, have a Material Adverse Effect (collectively, “Governmental Licenses”); the Company and each subsidiary is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

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    (xvi)        Title to Property. The Company and its subsidiaries have good and sufficient title to all real property, principal plants and all other property owned by them and which is material to the Company’s and its subsidiaries’ operations taken as a whole, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectus or (b) do not, singly or in the aggregate, materially affect the value of such property or do not interfere with the use made and proposed to be made of such property by the Company or its subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries taken as a whole, and under which the Company or its subsidiaries holds properties described in the Prospectus, are in full force and effect, and neither the Company nor any subsidiary has notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or any subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

    (xvii)        Stabilization. The Company has not taken, and will not take, directly or indirectly, any action which is designed to stabilize or manipulate, or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation, of the price of any security of the Company in connection with the offering of the Shares.

    (xviii)        Labor. No labor disturbance by the employees of the Company or any subsidiary exists or, to the knowledge of the Company or any subsidiary, is imminent which might be expected to have a Material Adverse Effect.

    (xix)        Taxes. The Company and its subsidiaries have filed all federal, state and local income and franchise tax returns required to be filed through the date hereof (other than those filings being contested in good faith) and have paid all taxes of which it has notice are due thereon (other than those being contested in good faith and for which adequate reserves have been provided without penalty or interest), and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company nor any subsidiary have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, might have) a Material Adverse Effect.

    (xx)        Books and Records. The Company (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management’s authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management’s authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

    (xxi)        Illegal Payments. Neither the Company nor any of its subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any

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provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

    (xxii)        Public Utility Holding Company Act. The Company is a “holding company” and Oklahoma Gas and Electric Company (the “Utility”) is a “public utility” as those terms are defined in the Public Utility Holding Company Act of 1935, as amended (the “Holding Company Act”), (i) each of the Company and the Utility have complied with all rules and regulations of the Holding Company Act necessary to conduct its business as presently conducted and to allow the Company to enter into this Agreement and consummate the transactions contemplated hereby, and (ii) each of the Company and the Utility is currently exempt from all provisions of the Holding Company Act, except Section 9(a)(2) thereof.

    (xxiii)        Disclosure Controls and Procedures. The Company (i) has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the 1934 Act), which (A) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the 1934 Act are being prepared, (B) have been evaluated for effectiveness as of a date within 90 days prior to the filing of the Company’s most recent annual or quarterly report filed with the Commission, and (C) are effective in all material respects to perform the functions for which they were established, (ii) based on the evaluation of its disclosure controls and procedures, is not aware of (A) any significant deficiency in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data or any material weaknesses in internal controls, or (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls, and (iii) since the date of the most recent evaluation of such disclosure controls and procedures, has experienced no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

        (b)        Officer’s Certificates. Any certificate signed by any officer of the Company and delivered to any Underwriter or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

      SECTION 2. Sale and Delivery to Underwriters; Closing

        (a)        Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, (i) the Company agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company, at the purchase price of $20.81 per share, the number of Firm Shares set forth opposite their respective names in Schedule A hereto and (ii) in the event and to the extent that the Underwriters shall exercise the election to purchase Option Shares as hereinafter provided in this Section 2, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (i) of this sentence, the number of Option Shares (adjusted by the Representative so as to eliminate fractional shares) determined by multiplying the total number of Option Shares to be purchased by the Underwriters as set forth in the notice referred to below by a fraction, the

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numerator of which is the number of Firm Shares to be purchased by such Underwriter as set forth opposite such Underwriter’s name in Schedule A hereto and the denominator of which is the total number of Firm Shares. The Underwriters agree to offer the Shares to the public as set forth in the Prospectus.

        The Company hereby grants to the Underwriters the option to purchase, at their election, in whole or in part from time to time up to 674,074 of the Option Shares, at the purchase price per share specified in the first paragraph of this Section 2, for the sole purpose of covering over-allotments in the sale of the Firm Shares. Such election may be exercised only by written notice from the Representative to the Company given within the period of 30 calendar days after the date of this Agreement, which notice shall set forth the aggregate number of Option Shares to be purchased and the date on which such Option Shares are to be delivered, as determined by the Representative (but in no event earlier than the First Closing Time, as defined in paragraph (b) or, unless the Representative and the Company otherwise agree in writing, earlier than two or later than 10 business days after the date of such notice).

        (b)        Delivery and Payment. Delivery of and payment for the Firm Shares shall be made by the Company and the Representative on behalf of the Underwriters at 10:00 a.m., New York City time, on August 27, 2003 at the offices of Chapman and Cutler LLP, Chicago, Illinois, which date and time may be postponed by agreement between the Representative and the Company. Delivery of and payment for the Option Shares shall be made at the place, date and time specified by the Representative in the written notice of election given by the Representative pursuant to Section 2(a) or such other time and date as the Representative and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is hereinafter called the “First Closing Time”; such time and date for delivery of the Option Shares, if not the First Closing Time, is hereinafter called the “Second Closing Time”; and each such time and date for delivery is hereinafter called a “Closing Time.” Delivery of the Shares shall be made to the Representative for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representative of the purchase price thereof to or upon the order of the Company by wire transfer of immediately available funds. The Shares will be delivered in definitive form. The Shares will be registered in the names of the Underwriters and in the denominations set forth in Schedule A hereto except that if the Company receives a written request from the Representative prior to noon on the second business day preceding the Closing Time giving the names in which the Shares are to be registered and the denominations thereof the Company will deliver the Shares so registered. Certificates for the Shares will be made available to the Representative for checking in New York, New York, not later than 2:00 p.m., New York City time, on the business day preceding the Closing Time.

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         SECTION 3. Covenants of the Company

        The Company covenants with each Underwriter as follows:

        (a)        Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 424 or Rule 434, as applicable, and will notify the Underwriters immediately, and confirm the notice in writing, (i) of the effectiveness of any post-effective amendment to the Registration Statement, or of the filing of any supplement to the Prospectus or any amended Prospectus, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

        (b)        Filing of Amendments. The Company will give the Underwriters notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representative or counsel for the Underwriters reasonably objects.

        (c)        Delivery of Registration Statements. The Company has furnished or will deliver to the Representative and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, in such number as the Representative reasonably requests, and will also deliver to the Representative, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

        (d)        Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be

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identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

        (e)        Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Shares, any event occurs or condition exists as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it is necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

        (f)        Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

        (g)        Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Shares in the manner specified in the Prospectus under “Use of Proceeds.”

        (h)        Restriction on Sale of Securities. For a period of 90 days from the date of this Agreement, the Company agrees not to, directly or indirectly, (1) offer for sale, sell, contract to sell, pledge, hedge or otherwise dispose, directly or indirectly, of any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the Shares and shares issued pursuant to employee benefit plans, stock option or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights or pursuant to its dividend reinvestment and stock purchase program), or sell or grant options, rights or warrants with respect to any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the grant of options pursuant to option plans existing on the date hereof), or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, or (3) publicly disclose an intention to make any such offer, sale, pledge, hedge, swap or other transaction, in each case without the prior written consent of the Representative; and to cause each officer and director of the Company to furnish to the Representative, prior to the First Closing Time, a letter or letters, in form and substance satisfactory to the Representative, pursuant to which each such person shall agree not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock including, without limitation, shares of Common Stock that may be

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deemed to be beneficially owned by such party in accordance with the 1934 Act Regulations and shares of Common Stock that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable for Common Stock owned by such party on the date the letter is completed or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case for a period of 90 days from the date of this Agreement, without the prior written consent of the Representative;

        (i)        Listing of Shares. The Company will use its best efforts to list, subject to notice of issuance, the Shares on the New York Stock Exchange and the Pacific Exchange.

        (j)        Blue Sky Qualification. The Company will furnish such information, execute such instruments and take such action as may be required to qualify the Shares for sale under the laws of such jurisdictions as the Representative may designate and will maintain such qualifications in effect so long as required for the distribution of the Shares; provided that the Company shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

        SECTION 4. Payment of Expenses

        (a)        Expenses. Whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, the Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and Selected Dealer Agreement, and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Shares, (iii) all costs, taxes and expenses incident to the preparation, issuance and delivery of the Shares to the Underwriters, (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors, (v) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheets and of the Prospectus and any amendments or supplements thereto, (vi) all costs and expenses (including reasonable fees and expenses of counsel) incurred in connection with “blue sky” qualifications, and (vii) all costs and expenses incurred in connection with the listing of the Shares on the New York Stock Exchange and the Pacific Exchange.

        (b)        Termination of Agreement. If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 5 or Section 10(a)(i) hereof or in accordance with Section 6 hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters. If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 10(a)(ii) through (v) hereof, the Company shall reimburse the Underwriters for one-half of all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

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        SECTION 5. Conditions of Underwriters’ Obligations

        The obligations of the several Underwriters to purchase the Shares to be delivered at each Closing Time are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof as of the date hereof and as of such Closing Time and in certificates of any officer of the Company delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder and to the following further conditions:

        (a)        Effectiveness of Registration Statement; Filing of Prospectus. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective, and at such Closing Time, no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Offering Terms shall have been filed with the Commission in accordance with Rule 424(b) or, if the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

        (b)        Opinions of Counsel for Company. At each Closing Time, the Representative shall have received the favorable opinions, dated as of such Closing Time, of Rainey, Ross, Rice & Binns, Oklahoma City, Oklahoma, and Jones Day, Chicago, Illinois, each counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed original or reproduced copies of such opinions for each of the other Underwriters to the effect set forth below and to such further effect as counsel to the Underwriters may reasonably request.

(i) Opinion of Oklahoma Counsel.

      (A)        the Company is a legally existing corporation and is in good standing under the laws of the State of Oklahoma and has corporate power, right and authority to do business and to own property in the State of Oklahoma in the manner and as set forth in the Prospectus;

      (B)        each Significant Subsidiary is a legally existing corporation and is in good standing under the laws of the jurisdiction of its incorporation and has the corporate power, right and authority to do business and to own property in their respective jurisdictions in the manner and as set forth in the Prospectus;

      (C)        the issue and sale of the Shares by the Company in accordance with the terms of this Agreement have been duly and validly authorized by all necessary corporate action; the Shares, when certificates therefor have been duly executed, countersigned and registered and delivered to and paid for by the Underwriters pursuant to this Agreement, will constitute Common Stock which has been duly authorized and validly issued, is fully paid and non-assessable and has not been issued in violation of the preemptive rights of any shareholder of the Company; the certificates for the Shares are in due and proper form; and the Common Stock conforms as to legal matters with the statements concerning it made in the Prospectus, and such statements accurately set forth the matters respecting the Common Stock required to be set forth in the Prospectus.

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The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable;

      (D)        while, except as otherwise stated in said opinion, such counsel are not passing upon and do not assume responsibility for and shall not be deemed to have independently verified the accuracy, completeness or fairness of the Registration Statement or the Prospectus, nothing has come to the attention of such counsel that would lead them to believe that the Registration Statement at the time it became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus at the time it was filed pursuant to Rule 424 and/or Rule 434 under the 1933 Act or at such Closing Time contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

      (E)        the execution and delivery of this Agreement have been duly authorized by the necessary action on the part of the Company and this Agreement constitutes the valid and binding agreement of the Company except to the extent that the provisions for indemnities or contribution may be held to be unenforceable as against public policy;

      (F)        such counsel does not know of any legal or governmental proceedings required to be described in the Prospectus which are not described as required, nor of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed as required;

      (G)        all statements contained in the Registration Statement and Prospectus purporting to set forth the advice or the opinion of such counsel or to be based upon the opinion of such counsel correctly set forth the opinion of such counsel on such respective matters;

      (H)        the execution and delivery of this Agreement and the issuance of the Shares, under the circumstances contemplated hereby, do not and will not violate the Restated Certificate of Incorporation or By-Laws of the Company or any Significant Subsidiary, or in any material respect conflict with or constitute on the part of the Company or any Significant Subsidiary a breach of or default under any indenture, lease, mortgage, deed of trust, note, agreement or other instrument known to such counsel to which the Company or such Significant Subsidiary is a party or any law, regulation, consent decree or administrative, arbitration or court order known to such counsel to which the Company or such Significant Subsidiary is subject;

      (I)        no approval, authorization, consent, certificate or order of any Oklahoma commission or regulatory authority is necessary with respect to the offering, issuance, sale or delivery of the Shares to the Underwriters as contemplated in this Agreement; and

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      (J)        except in localities where the Utility has no franchises, which are relatively few and not of large population, or where the failure to have such franchises will not have a material adverse effect on the business or operations of the Utility, the Utility has sufficient authority under statutory provisions or by grant of franchises or permits by municipalities or counties to conduct its business in Oklahoma as presently conducted and as described in the Prospectus.

(ii) Opinion of Jones Day.

(A) such opinion shall cover the matters set forth in subdivisions (D), (F) and (H) of paragraph (b)(i) of this Section 5;

      (B)        the Registration Statement, including any Rule 462(b) Registration Statement, has become effective under the 1933 Act, the Prospectus has been filed pursuant to Rule 424(b) and/or Rule 434 of the 1933 Act Regulations, and, to the best knowledge of said counsel, no proceedings for a stop order in respect thereof are pending or threatened under Section 8(d) or 8(e) of the 1933 Act;

      (C)        the Registration Statement, including any Rule 462(b) Registration Statement, the Offering Terms and the Prospectus (except as to the financial statements and financial or statistical data contained therein, with respect to which said counsel need express no opinion) comply as to form, in all material respects, with the requirements of the 1933 Act and the 1934 Act and the rules and regulations of the Commission under such Acts; and the documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus (except as to the financial statements and financial or statistical data contained therein, with respect to which said counsel need express no opinion) as of their respective dates of filing with the Commission complied as to form in all material respects with the 1934 Act and the 1934 Act Regulations;

      (D)        all approvals, authorizations, consents, certificates or orders of any federal commission or regulatory authority that are necessary with respect to the issuance and sale of the Shares by the Company as contemplated in this Agreement have been obtained.

(E) Each of the Company and the Utility is currently exempt from all provisions of the Holding Company Act, except Section 9(a)(2) thereof.

Such opinion may be subject to the reservation that, in giving such opinion, said counsel has relied on the opinion of Oklahoma counsel as to all matters of Oklahoma law, provided that such opinion shall state that said counsel believes that the Underwriters and they are justified in relying on the opinion of Oklahoma counsel.

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        (c)        Opinion of Counsel for Underwriters. At each Closing Time, the Representative shall have received the favorable opinion, dated as of such Closing Time, of Chapman and Cutler LLP, counsel for the Underwriters, together with signed original or reproduced copies of such letter for each of the other Underwriters with respect to such matters related to the issuance and sale of the Shares as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of Illinois and the federal law of the United States, upon the opinions of Oklahoma counsel or other counsel satisfactory to the Underwriters.

        (d)        Officers’ Certificate. At each Closing Time, the Underwriters shall have received a certificate of the chief executive officer or a vice president of the Company and of the chief financial or chief accounting officer of the Company, dated as of such Closing Time, to the effect that (i) there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, results of operations, properties, business affairs or business prospects of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (ii) the representations and warranties in this Agreement are true and correct with the same force and effect as though expressly made at and as of such Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to such Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to their knowledge, are contemplated by the Commission.

        (e)        Accountants’ Comfort Letter. At the time of the execution of this Agreement, the Representative shall have received from Ernst & Young LLP a letter, dated such date, in form and substance satisfactory to the Underwriters, together with signed original or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

        (f)        Bring-down Comfort Letter. At each Closing Time, the Representative shall have received from Ernst & Young LLP a letter, dated as of such Closing Time, together with signed original or reproduced copies of such letter for each of the other Underwriters, to the effect that Ernst & Young LLP reaffirms the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than three business days prior to such Closing Time.

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        (g)        Maintenance of Rating. Since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to any of the Company’s securities by any “nationally recognized statistical rating organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act, and no such organization shall have publicly announced that it has under surveillance or review its rating of any of the Company’s securities.

        (h)        Listing of Shares. The Shares to be delivered at such Closing Time shall have been duly approved for listing on the New York Stock Exchange and the Pacific Exchange, subject to official notice of issuance.

        (i)        Material Adverse Change. (i) Neither the Company nor any of its subsidiaries shall have sustained since the date hereof or since the respective dates as of which information is given in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since the date hereof or since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the condition, financial or otherwise, or in the earnings, results of operations, properties, management, business affairs or business prospects of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Closing Time on the terms and in the manner contemplated in the Prospectus.

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        (j)        Additional Documents. At each Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Shares as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Shares as herein contemplated shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

        (k)        Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriters by notice to the Company at any time at or prior to such Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 7, 8 and 9 shall survive any such termination and remain in full force and effect.

        In giving the opinions contemplated by paragraphs (b) and (c) of this Section 5, counsel may rely upon certificates of state officials as to the Company’s and its Significant Subsidiaries’ good standing and upon certificates of officers of the Company as to matters of fact relevant to such opinions. In giving such opinions, counsel may assume (i) that the Shares have been executed on behalf of the Company by the manual or facsimile signatures of the President or a Vice President and the Secretary or an Assistant Secretary of the Company and have been countersigned and registered by an authorized official of the Transfer Agent and Registrar, (ii) that the signatures on all documents examined by them are genuine, and (iii) that the written information supplied by the Underwriters expressly for use in the Registration Statement or the Prospectus is adequate.

        SECTION 6. Conditions of Company’s Obligations

        The obligation of the Company to deliver the Shares at each Closing Time upon payment therefor shall be subject to the following conditions:

        At such Closing Time, no stop order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for that purpose shall then be pending before, or threatened by, the Commission.

        In case any of the conditions specified above in this Section 6 shall not have been fulfilled, this Agreement may be terminated by the Company by delivering written notice of termination to the Underwriters. Any such termination shall be without liability of any party to any other party except to the extent provided in Section 4 hereof and except that Sections 1, 7, 8 and 9 shall survive any such termination and remain in full force and effect.

        SECTION 7. Indemnification

        (a)        The Company shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the 1933 Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Shares), to which that Underwriter or controlling person may become subject, under the 1933 Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in

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the Prospectus, any preliminary prospectus or the Registration Statement or in any amendment or supplement thereto, (ii) the omission or alleged omission to state in the Prospectus, any preliminary prospectus or the Registration Statement, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Prospectus, any preliminary prospectus or the Registration Statement, or in any such amendment or supplement, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein which information consists solely of the information specified in Schedule B and provided further that such indemnity with respect to a preliminary prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Shares which are the subject thereof if such person was not sent or given a copy of the Prospectus (but without the documents incorporated by reference therein) at or prior to the confirmation of the sale of such Shares to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in such preliminary prospectus was corrected by the Prospectus, provided that the Company shall have delivered the Prospectus, in a timely manner and in sufficient quantities to permit such delivery by the Underwriters. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

        (b)        Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of its officers who signed the Registration Statement, each of its directors and each person, if any, who controls the Company within the meaning of the 1933 Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the 1933 Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Prospectus, any preliminary prospectus or the Registration Statement or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in the Prospectus, any preliminary prospectus or the Registration Statement, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with

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written information concerning such Underwriter furnished to the Company through the Representative by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer or controlling person.

        (c)        Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representative shall have the right to employ counsel to represent jointly the Representative and those other Underwriters and their respective controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company under this Section 7 if, in the reasonable judgment of the Representative, the Representative shall have reasonably concluded that there may be legal defenses available to it and the other Underwriters that are different from or in addition to those available to the indemnifying party, and in that event the fees and expenses of such separate counsel shall be paid by the Company (provided that the indemnifying party shall not be liable for the fees and expenses of more than one separate counsel and one local counsel). No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

        SECTION 8. Contribution

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        If the indemnification provided for in Section 7 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company, on the one hand, and the total underwriting discount received by the Underwriters with respect to the Shares purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Shares under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 8, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute as provided in this Section 8 are several in proportion to their respective underwriting obligations and not joint.

        SECTION 9. Representations, Warranties and Agreements to Survive Delivery

        All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of the Shares to the Underwriters.

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        SECTION 10. Termination of Agreement

        (a)        Termination; General. The Representative may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time if: (i) there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any loss sustained by the Company by strike, fire, flood, accident or other calamity of such character as to interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured, or any material adverse change in the condition, financial or otherwise, or in the earnings, results of operations, properties, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business, (ii) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (iii) a banking moratorium shall have been declared by Federal or state authorities or there is a material disruption in securities settlement or clearance services in the United States, (iv) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (v) there shall have occurred any calamity or crises or such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Representative impracticable or inadvisable to proceed with the public offering or delivery of the Shares being delivered at such Closing Time on the terms and in the manner contemplated in the Prospectus.

        (b)        Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 7, 8 and 9 shall survive such termination and remain in full force and effect.

        SECTION 11. Default by One or More of the Underwriters

        If one or more of the Underwriters fails at either Closing Time to purchase the Shares which it or they are obligated to purchase under this Agreement at such Closing Time (the “Defaulted Shares”), the remaining Underwriter or Underwriters will have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriter or underwriters, to purchase all, but not less than all, of the Defaulted Shares in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the remaining Underwriter or Underwriters do not complete such arrangements within such 24-hour period, then:

        (a)        if the number of Defaulted Shares does not exceed 10% of the Shares to be purchased hereunder at such Closing Time, each of the non-defaulting Underwriters will be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

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        (b)        if the number of Defaulted Shares exceeds 10% of the Shares to be purchased hereunder at such Closing Time, this Agreement will terminate without liability on the part of any non-defaulting Underwriter.

        No action taken pursuant to this Section will relieve any defaulting Underwriter from liability in respect of its default.

        In the event of any such default which does not result in a termination of this Agreement, either the remaining Underwriter or Underwriters or the Company will have the right to postpone such Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 11.

        SECTION 12. Notices

        All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative at 745 Seventh Avenue, New York, New York 10019, Attn: James R. Schaefer, Senior Vice President; each with a copy to Chapman and Cutler LLP, 111 W. Monroe Street, Chicago, Illinois 60603, Attention: Jonathan A. Koff, Esq. Notices to the Company shall be directed to it at OGE Energy Corp., 321 North Harvey, P. O. Box 321, Oklahoma City, Oklahoma, Attention: President and Chief Executive Officer, with a copy to Jones Day, 77 West Wacker, Chicago, Illinois 60601, Attention: Robert J. Joseph, Esq.

        SECTION 13. Parties

        This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 7 and 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Shares from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

        SECTION 14. Governing Law and Time

        THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Except as otherwise set forth herein, specified times of day refer to New York City time.

        SECTION 15. Effect of Headings

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        The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

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        If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.

Very truly yours,
OGE ENERGY CORP.
By: /s/ James R. Hatfield Title: Sr. Vice President and Chief Financial Officer

CONFIRMED    AND    ACCEPTED,
   as of the date first above written:

BY: Lehman Brothers Inc.

By: /s/ James C. Penrose
Title: Managing Director

SCHEDULE A.

Total Number of
Firm Shares to be
Name of Underwriter	Purchased

Lehman Brothers Inc.	2,790,000

Goldman, Sachs & Co.	837,000

Merrill Lynch, Pierce, Fenner & Smith Incorporated	604,500

A.G. Edwards & Sons, Inc.	372,000

Stephens Inc.	46,500
Total	4,650,000

SCHEDULE B.

        The information set forth below constitutes the only information furnished to the Company by any Underwriter expressly for use in the Registration Statement (or any amendment thereto) or preliminary prospectus or the Prospectus (or any amendment or supplement thereto): statements with respect to the public offering of the Shares by the Underwriters set forth on the cover page of, and the fourth, seventh, eighth and seventeenth paragraphs appearing under, the caption “Underwriting” in the Prospectus.